Exhibit 99.1

Leaf Group Commences Comprehensive Strategic Review to Maximize Shareholder Value

Appoints Lanny Baker, Chief Financial Officer of Yelp, to Board

SANTA MONICA, Calif., April 15, 2019 (GLOBE NEWSWIRE) - Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today announced it will commence a comprehensive review of its strategic alternatives, including a potential sale of the company. This process is part of the ongoing effort by Leaf Group’s Board of Directors to maximize shareholder value.

“We have made significant changes across the company over the past few years, streamlining our business, focusing on our strengths, optimizing our operations and driving much improved financial performance,” said Sean Moriarty, Chief Executive Officer of Leaf Group. “We have made great strides in returning the company to top line growth and we recently achieved quarterly adjusted EBITDA profitability a quarter ahead of schedule. In connection with the 2019 Annual Meeting, we have engaged in active discussions with our shareholders and accordingly are commencing a process to explore strategic alternatives. All options are on the table and the Board is committed to taking whatever steps are necessary to maximize shareholder value.”

The review will be led by Leaf Group’s Board of Directors, with outside assistance from GCA as financial advisor and Goodwin Procter LLP as legal counsel.

There can be no assurances given regarding the outcome or timing of the strategic review process. Leaf Group does not intend to make further announcements regarding the review unless the Board has approved a course of action requiring disclosure.

Lanny Baker Appointed to Board of Directors

Leaf Group also today announced that it has appointed Lanny Baker, current Yelp Chief Financial Officer, to the company’s Board of Directors, effective immediately. Mr. Baker is a seasoned veteran of consumer Internet businesses.

“We are very pleased to welcome Lanny to the Board,” said Mr. Moriarty. “His extensive experience in leading and advising consumer-focused digital platforms, combined with his considerable financial, operational and management skills, makes him an invaluable addition as we evaluate the opportunities in front of us and continue to build enduring, creator-driven brands.”

As Chief Financial Officer of Yelp, Mr. Baker oversees the corporate finance, accounting, investor relations and real estate functions for one of the most successful and ubiquitous digital businesses. Mr. Baker served on the board and chaired the Audit and Nominating and Corporate Governance Committees of XO Group, Inc., a life stage consumer Internet and media company, from November 2005 to December 2018, when it was acquired by WeddingWire, Inc. He also served as a director and chairman of the Audit Committee of HomeAway, Inc., an online vacation rental company, from 2011 to December 2015, when it was acquired by Expedia, Inc. Prior to Yelp, Mr. Baker served in various leadership roles for ZipRealty, an online real estate brokerage and technology company, including as Chief Executive Officer and Chief Financial Officer.

Mr. Baker will serve as a Class I director and will be up for election at the company’s 2020 Annual Meeting of shareholders.

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and art and design (Saatchi Art, Society6 and Hunker). For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements set forth in this communication include, among other things, express and implied statements regarding the future performance of the company and the review of strategic alternatives referred to in this communication and any expected outcomes; the company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders regarding the company’s 2019 Annual Meeting.  These statements are based on the company’s current expectations, forecasts and assumptions and involve risks and uncertainties, including as to the outcome of the review of strategic alternatives referred to in this communication.  Actual results could differ materially from those predicted or implied in this communication for a variety of reasons.  Potential risks and uncertainties that could affect the company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2018 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 4, 2019, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: the company’s ability to successfully drive and increase traffic to its marketplaces and media properties; the company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the impact of increasing mobile usage on the company’s marketplace businesses; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the potential impact on advertising based revenue of lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the impact of certain changes made to the business model for the company’s media properties, including the ability to successfully launch, manage and grow new vertically focused web properties; the company’s ability to effectively integrate, manage, operate and grow acquired businesses; the company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the company’s ability to successfully expand its current lines of business and grow new lines of business; changes in amortization or depreciation expense due to a variety of factors; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; and the company’s ability to retain key personnel. The company does not intend to revise or update the information set forth in this communication, except as required by law, and may not provide this type of information in the future.

Important Stockholder Information

Leaf Group filed with the Securities and Exchange Commission and mailed to its stockholders a definitive proxy statement and accompanying WHITE proxy card in connection with the company’s 2019 Annual Meeting. The proxy statement contains important information about the company, the 2019 Annual Meeting and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the company’s stockholders in connection with the matters to be considered at the company’s 2019 Annual Meeting. Information concerning the company’s directors and executive officers is included in the proxy statement. The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the Securities and Exchange Commission, may be obtained by investors and stockholders free of charge on the Securities and Exchange Commission’s web site at www.sec.gov. Copies will also be available free of charge on the company’s website at www.leafgroup.com.

Investor Contacts

Jantoon Reigersman

310-917-6413

IR@leafgroup.com

Shawn Milne

415-264-3419

shawn.milne@leafgroup.com

Media Contacts

John Christiansen/Matt Reid

Sard Verbinnen & Co

415-618-8750/310-201-2040

LeafGroup-SVC@sardverb.com